U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                               __________________

                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934



Date  of  Report  (Date  of  earliest  event  reported): JULY 13, 2004
                                                        ---------------



                      PERFORMANCE CAPITAL MANAGEMENT, LLC
                -------------------------------------------------
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                0 - 50235               03-0375751
      -----------------          ------------          -------------------
      (State or other            (Commission            (I.R.S. Employer
        Jurisdiction             File Number)          Identification No.)
      of incorporation)


         222 SOUTH HARBOR BLVD., SUITE 400
        ANAHEIM, CALIFORNIA                                  92805
        ----------------------------------------          -----------
        (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:      (714) 502-3780
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ITEM 5. OTHER EVENTS.

On July 13, 2004 effective June 10, 2004, we entered into a definitive Master Loan Agreement with Varde Investment Partners, L.P. ("Varde"), a well-known participant in the debt collection industry, to augment our portfolio purchasing capacity using capital provided by Varde. The following list summarizes some of the key business points in our agreement with Varde:

     - The facility provides for up to $25 million of capital (counting each dollar loaned on a cumulative basis) over a five-year term.
     - Varde is not under any obligation to make a loan to us if Varde does not approve of the portfolio(s) we propose to acquire and the terms of the acquisition.
     - Varde has the right to participate in any proposed acquisition of a portfolio by us in excess of $500,000 pursuant to a right of first refusal.
     - We must agree with Varde on the terms for each specific advance under the loan facility, including such material terms as (a) the relative sizes of our participation and Varde's in supplying the purchase price; (b) the amount of servicing fees we will receive for collecting the portfolio; (c) the rates of return on the funds advanced by Varde and us; and (d) the split of any excess profits after repayment of the purchase price (plus interest) to Varde and us and payment of collection expenses.

It is unlikely that we will ever have outstanding indebtedness of the full $25 million at any one time, due to the cumulative nature of the facility.

We have created a wholly-owned subsidiary, Matterhorn Financial Services LLC, a California limited liability company, to serve as the entity that will purchase portfolios under the loan agreement with Varde. Varde has a first priority security interest in all the assets of Matterhorn securing repayment of its loans and payment of its interest in excess profits. Performance Capital Management, LLC, has entered into a Servicing Agreement with Matterhorn as part of the agreement with Varde, and Varde has a security interest in Matterhorn's rights to proceeds under the Servicing Agreement. Under the Servicing Agreement, Performance Capital Management will collect the portfolios purchased by Matterhorn in exchange for a fee that will be agreed upon prior to the funding of each individual financing by Varde. Performance Capital Management has also guarantied Matterhorn's payment and certain performance obligations under the loan documents.

Varde may exercise its rights under its various security interests and the guaranty if an event of default occurs. These rights include demanding the immediate payment of all amounts due to Varde, as well as liquidating the collateral. A failure to make payments when due, if not cured within five days, is an event of default. Other events of default include:

     -    Material  breaches  of  representations  and  warranties;
     -    Uncured  breaches  of  agreements  having  a  material adverse effect;
     -    Bankruptcy  or  insolvency  of  Performance  Capital  Management  or
          Matterhorn;
     -    Fraudulent  conveyances;
     -    Defaults  in  other  debt  or  debt-related  agreements;
     -    Failure  to  pay  judgments  when  due;


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     -    Material  loss  or  damage  to,  or  unauthorized  transfer  of,  the collateral;
     -    Change  in  control  of  Performance  Capital  Management;
     - Termination of Performance Capital Management as the Servicer under the Servicing Agreement; and
     - Breach of Varde's right of first refusal to finance portfolio acquisitions.

When we identify a portfolio we would like to acquire using the loan facility, Matterhorn will make a proposal to Varde, specifying, among other things:

     - Total cost of the portfolio(s), including closing costs and amortized expenses;
     - Proportions of the total cost to be funded by Varde (not to exceed 75%) and us;
     - Percentage of collections to be paid to Performance Capital Management as a servicing fee;
     -    Rates  of  return  on  the  funds  advanced  by  Varde  and  us;  and
     - Proportions of excess profits to Varde and Matterhorn after payment of the preceding four items.

When we make a proposal to Varde, Varde has the opportunity to conduct its own due diligence concerning the portfolio(s). Varde may accept our proposal, with or without modifications, in a commitment that will specify the number of days the commitment remains open. Varde has no obligation to accept a proposal and may reject a proposal for any reason or for no reason. Before Varde advances any funds, we must satisfy, or Varde must waive, certain conditions set forth in the agreement.

Our agreement with Varde is the most important initiative we have undertaken to leverage our infrastructure resources. We believe that, by accessing the Varde facility to acquire more portfolios than we could acquire using only our own financial resources, our current collection infrastructure will handle a greater volume of accounts. We also believe that the Varde facility will leverage our portfolio acquisition strategy by permitting us to acquire larger denomination portfolios. We believe that some of these larger denomination portfolios have pricing and quality characteristics that are difficult to find in the smaller denomination portfolios we have acquired thus far.

We have filed the Master Loan Agreement with Varde as Exhibit 10.1 to this current report on Form 8-K. We entered into the related Guaranty, Security Agreement, Assignment of Servicing Agreement and Servicing Agreement, attached as Exhibits E, F, G and H, respectively, to the Master Loan Agreement, effective June 10, 2004. The discussion of the agreement in this report is qualified in its entirety by reference to the agreement, which is hereby incorporated by reference.

Except for the historical information presented in this document, the matters discussed in this Form 8-K or otherwise incorporated by reference into this document contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements can be identified by the use of forward-looking terminology such as "believes," "plans," "expects," "may," "will," "intends," "should," "plan," "assume" or "anticipates" or the negative thereof or other variations thereon or comparable


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terminology, or by discussions of strategy that involve risks and uncertainties.
The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by Performance Capital Management, LLC. You should not place undue reliance on forward-looking statements. Forward-looking statements involve risks and uncertainties. The actual results that we achieve may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and we assume no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by us in this report on Form 8-K and in our other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect our business.

ITEM 7.  EXHIBITS.

Exhibit No.    Description
-----------    -----------
10.1           Master  Loan  Agreement  by  and  among  Performance  Capital
               Management,  LLC,  Varde Investment Partners, L.P. and Matterhorn
               Financial  Services,  LLC,  dated  June  10,  2004


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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PERFORMANCE CAPITAL MANAGEMENT, LLC



   July 28, 2004               By:  /s/ David J. Caldwell
------------------                  ------------------------------
     (Date)                         David J. Caldwell
                                    Its: Chief Operations Officer


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                                  EXHIBIT INDEX

Exhibit  No.   Description
------------   -----------
10.1           Master  Loan  Agreement  by  and  among  Performance  Capital
               Management,  LLC,  Varde Investment Partners, L.P. and Matterhorn
               Financial  Services,  LLC,  dated  June  10,  2004


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